UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2012

SONIC AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-13395	56-2010790
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 COLWICK ROAD CHARLOTTE, NORTH CAROLINA		28211
(Address of Principal Executive Offices)		(Zip Code)

(704) 566-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SONIC AUTOMOTIVE, INC. AND SUBSIDIARIES

Item 2.02. Results of Operations and Financial Condition

Sonic Automotive, Inc. (“Sonic”) is filing this Current Report on Form 8-K to reflect the reclassification of dealerships between continuing and discontinued operations in accordance with the provisions of “Presentation of Financial Statements” in the Accounting Standards Codification (“ASC”). Although the information in this Current Report is being furnished to the Securities and Exchange Commission (the “Commission”) under Items 2.02 and 9.01 of Form 8-K, Sonic is hereby incorporating this Current Report by reference into its existing and future prospectuses, registration statements and other filings with the Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

During the first three months of 2012, Sonic completed the disposal of three dealerships that were included within continuing operations as of December 31, 2011 in our Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”). In accordance with the provisions of “Presentation of Financial Statements” in the ASC, the results of operations of these dealerships were removed from the results of continuing operations and were included in the results of discontinued operations in Sonic’s Quarterly Report on Form 10-Q for the first quarter ended March 31, 2012.

This Current Report on Form 8-K updates certain financial information for the years ended December 31, 2011, 2010 and 2009 presented in Item 1, 1A, 6, 7, 7A, 8 and 15(a) of Sonic’s 2011 Annual Report and Exhibit 12.1 to the 2011 Annual Report to reflect the reclassification of dealerships between continuing and discontinued operations during the first quarter ended March 31, 2012 as discussed above. This reclassification has no effect on Sonic’s:

•	reported net income or net income per share;

•	consolidated balance sheets;

•	statements of stockholders’ equity;

•	statements of cash flows; or

•	the discussion of liquidity and capital resources for these periods.

The updated financial information is set forth in Exhibit 99.1 to this Current Report. Unless otherwise noted, the information in this Current Report and the exhibits filed herewith are as of the date of this Current Report.

Item 9.01: Financial Statements and Exhibits

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

99.1	Reclassified financial information for the years ended December 31, 2011, 2010 and 2009 in accordance with the provisions of “Presentation of Financial Statements” in the ASC

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ David P. Cosper
Mr. David P. Cosper
Vice Chairman and Chief Financial Officer

Dated:	June 25, 2012

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